                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: August 15, 1997


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter

                                   EXHIBITS

           Delaware                  33-80055                38-2748796
           --------                  --------                ----------

   (State of incorporation)      (Commission File)       (IRS Employer
                                     Number)             Identification No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:(810) 340-5000

                                     N/A
-------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

                The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended August 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Designation               Description              Method of Filing
     -----------               -----------              ----------------

     Exhibit 20         Report for the month ended      Filed with this report.
                        August 15, 1997 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust
                        Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Volkswagen Credit Auto Master Trust



                                     By: Volkswagen Credit Auto
                                         Receivables Corporation


                                     By:  /s/ Allen L. Strang
                                         -----------------------
                                             Allen L. Strang

                  Volkswagen Credit Auto Master Trust 1996-1

------------------------------------------------------------------------------


                 Distribution Date Statement: August 15, 1997

a.  Aggregate Amount of Collections                            $284,019,730.94
    Aggregate Amount of Interest Collections                   $  4,099,291.17
    Aggregate Amount of Principal Collections                  $279,920,439.77
    Investment Proceeds                                        $          0.00

b.  Series Allocation Percentage                                       100.00%
    Floating Allocation Percentage                                      75.08%
    Fixed Allocation Percentage                                            N/A

c.  Total Amount Distributed on Series 1996-1                  $  1,888,255.21

d.  Amount of Such Distribution Allocable to Principal on
    1996-1                                                     $          0.00

e.  Amount of Such Distribution Allocable to Interest on
    1996-1                                                     $  1,888,255.21

f.  Investor Default Amount                                    $          0.00

g.  Draw Amount                                                $          0.00

h.  Investor Charge Offs                                       $          0.00
    Amounts of Reimbursements                                  $          0.00

i.  Monthly Servicing Fee                                                1.00%

j.  Expected Controlled Distribution Amount                    $          0.00

k.  Invested Amount                                            $375,000,000.00

l.  Pool Factor                                                        100.00%

m.  Available Subordinated Amount                              $ 66,532,612.27

n.  Reserve Fund Balance                                       $  1,875,000.00

o.  Principal Funding Account Balance                          $          0.00
    Yield Supplement Account Balance                           $  1,875,000.00